SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           October 28, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                 INTERNATIONAL FUEL TECHNOLOGY, INC.
        (Exact Name of Registrant as Specified in its Charter)

                            7777 Bonhomme
                              Suite 1920
                      St. Louis, Missouri 63105
               (Address of principal executive offices)

                             314/727-3333
                          314/863-6900 (fax)
                    Registrant's telephone number

                  BLENCATHIA ACQUISITION CORPORATION
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                    Former name and former address

        Nevada                0-24801                 88-0357508
(State or other           (Commission File           (IRS Employer
jurisdiction of                Number)             Identification No.)
incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 27, 1999 between Blencathia Acquisition Corporation ("Blencathia"), a Delaware corporation, and International Fuel Technology, Inc. ("International Fuel" or the "Company"), a Nevada corporation, all the outstanding shares of common stock of Blencathia Acquisition Corporation were exchanged for 300,000 shares of common stock of International Fuel in a transaction in which International Fuel was the surviving company.

        The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Blencathia and approved by the unanimous consent of the shareholders of Blencathia on October 27, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of International Fuel on October 19, 1999.

        Prior to the merger, Blencathia had 5,000,000 shares of common stock outstanding of which it redeemed and retired 4,700,000 shares. Pursuant to the Merger Agreement, the remaining 300,000 shares of common stock of Blencathia were exchanged on a one-for-one basis for 300,000 shares of common stock of International Fuel.

        Prior to the effectiveness of the merger, International Fuel had an aggregate of 16,395,701 shares of common stock, $.01 par value per share, issued and outstanding. Upon effectiveness of the merger, International Fuel had an aggregate of 16,695,701 shares of common stock outstanding.

        The officers of International Fuel will continue as officers of the successor issuer. See "Management" below. The officers, directors, and by-laws of International Fuel will continue without change as the officers, directors, and by-laws of the successor issuer.

        A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of International Fuel's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                                   Amount of Common       Percent of
                                 Stock Beneficially       Common Stock
                                      Owned (1)         Beneficially Owned(2)

Jonathan R. Burst                      735,050                 4.4%
President

William J. Lindenmayer                       0                   0%
Chief Operating Officer

Patty Foltz                              69,648                  *
Secretary/Treasurer

Fred K. Jensen                          190,934                 1.1%
Director

David B. Norris                         213,490                 1.3%
Director

Glen T. Slay                            205,653                 1.2%
Director

Jeffrey C. Slay                         204,753                 1.2%
Director

Dan Willis                                3,400                   *
Director

All directors and
executive officers as
a group (8 persons)                   1,622,928                  9.7%

*      Less than 1% percent

(1)     Based upon 16,695,701 outstanding shares of common stock
        (subsequent to the effectiveness of the merger).
(2) Assumes exercise of warrants, options or other rights to purchase securities held by the named shareholder exercisable within six months of the date hereof.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a)  The consideration exchanged pursuant to the Merger
Agreement was negotiated between Blencathia and International Fuel.

        In evaluating International Fuel as a candidate for the proposed merger, Blencathia used criteria such as the potential value of the assets of International Fuel, the status of its testing at California Environmental Engineering, its pending patents, its trademarks, the increased regulatory pressure to reduce exhaust emissions and diesel particulates, and International Fuel's anticipated operations. Blencathia determined that the consideration for the merger was reasonable.

        (b) International Fuel intends to continue developing its reformulated fuels with an aim toward certification of such fuels by the California Air Resources Board and the subsequent marketing of the fuels.

BUSINESS

        International Fuel was incorporated in Nevada in April, 1996, to develop and commercialize a proprietary scientific process, "Performance Enhanced Emissions Reduced" (PEER), that reformulates various refined fuels, including #2 diesel fuel, home heating oil, #6 (Bunker) fuel, jet engine fuel and gasoline and to improve combustion efficiency and reduce the amounts of harmful exhaust emissions from internal combustion engines. The resulting reprocessed fuels are known as PEERfuels. International Fuel is a development-stage company, has had no revenues to date and has raised capital for initial development through the issuance of its securities and promissory notes.

        International Fuel maintains an Internet Website at http:// www.peerfuel.com.

PEERDIESEL

        To date, International Fuel has focused on the development of PEERdiesel, its reformulated diesel fuel #2. Approximately 70% of the distillate fuel consumed in the United States, Canada and Mexico is diesel fuel #2. PEERdiesel has undergone over two years of extensive testing at the California Environmental Engineering facility, an independent mobile emissions laboratory in Southern California recognized by the U.S. Environmental Protection Agency
(EPA) and certified by the California Air Resources Board (CARB) in order to obtain diploma certification. The testing by CEE is on three types of diesel engines representative of the majority of heavy duty diesels in use today. The initial certified test reports from CEE indicate that use of the PEERdiesel process would significantly reduce the airborne diesel exhaust particles. The use of PEERdiesel does not require any engine retrofit and demonstrates no degradation in acceleration or loss of torque. PEERdiesel can be produced, transported, stored and pumped without any special procedures beyond those already used in handling diesel fuel. Reformulated PEERdiesel requires neither additives nor engine conversion and is delivered to the consumer through the traditional distribution system and reformulation charges for PEERdiesel will not add greatly to the pump price of the fuel. The Company anticipates that the additional cost of the pump price will not exceed $.10 per gallon.

        On June 17, 1999, the CARB issued Executive Order #D-485-1 to International Fuel permitting the use of the PEERdiesel process in vehicles in California. This is a significant step in obtaining diploma certification in California for commercialization of PEERdiesel. PEERdiesel has entered the final stage of testing under a protocol established by CARB. This final stage involves specific transient testing to complete the full battery of tests on #2 diesel fuel necessary to confirm the pollution reduction results previously shown. Upon completion of the final testing, which the Company anticipates will occur in approximately 90 days, the marketing and distribution of PEERdiesel will begin.

THE MARKET

        The State of California has one of the world's most stringent air pollution regulations and CARB certification of PEERdiesel will allow International Fuel to automatically market it in a majority of other states without further testing and may also create an international market. Recently, the State of California declared diesel exhaust a carcinogen and the federal Clean Air Act Amendment of 1990 requires that diesel engines reduce their emissions of particulates and other harmful air pollutants
significantly each year by 2006.   The Company anticipates that
federal and state pressure to decrease diesel fuel particulates will result in a large demand for PEERdiesel once certification is achieved. In addition, the Clean Air Act provides any pollution source which reduces pollution emissions below permitted levels is eligible to earn emission reduction credits (ERCs), which credits can be bought, sold, traded or banked.

        The Company believes that finding a solution to lowering pollution and increasing engine efficiency within the existing fossil fuel system remain critical issues around the world. A greenhouse gas agreement has been signed by 150 countries to participate in a pilot global credited trading system which creates a means to economically stimulate counties to work at achieving air emissions reduction goals. International Fuel has received initial interest from official representatives from Honduras to utilize PEERdiesel as a means to reduce particulates. Recent studies in Honduras have indicated that airborne particulates combine in the air with dust and water to form a toxic substance which transports infectious diseases. In addition, the use of PEERdiesel will provide Honduras, or any other country utilizing the process, with ERCs earned for cleaning the air. The Honduras representative has indicated that legislation will be introduced into the national legislature to mandate the use of PEERdiesel once certification has been granted. There is no assurance, however, that such legislation will be introduced or, if introduced, passed by the required majority or, if passed, effectively enforced.

MARKETING

        International Fuel's current strategy anticipates that after diploma certification is received, initial revenues will likely come from the prepaid sale of equipment needed to install the PEER process and start the processing of post-refined diesel fuel #2 (PEERdiesel). Generating licensing and other affiliated revenues would follow thereafter. The Company has outlined its key business strategy as follows:

                 Complete South Coast Air Quality Management
                 District certificate of PEERdiesel and
                 commercialization of PEERdiesel with CARB.

                 Work with representatives from State of California to introduce legislation to mandate PEERdiesel.

                 Implement PEERdiesel in Honduras as the pilot program for Emission Reduction Credits international trading.

                 Enter a joint venture to license refineries for use of PEERdiesel reformulation process worldwide.

                 Expand PEERdiesel technology to the other states that have adopted California regulations.

                 Expand research and development of other diesel distillate categories (jet fuel, home heating oil, bunkers for maritime).

                 Initiate gasoline testing research and development as next possible product of the PEERfuel family.

        Currently, the Company is introducing PEERdiesel into the market through its Web site information, press releases, and publication of testing results. The Company intends to market PEERdiesel by licensing arrangements with refineries and/or other business strategies that present themselves.

COMPETITION

        International Fuel projects three sources of competition:

                 Companies with greater resources and more financial strength that offer similar technology to PEERdiesel;

                 Vehicles utilizing alternative fuels; and

                 Alternative fuels for use on current vehicles with engine retrofitting.

TRADEMARKS AND PATENTS

        International Fuel has two patents pending before the United States Patent and Trademark Office and has been issued six trademarks and service marks including PEERfuels and PEERdiesel. International Fuel is committed to protecting its proprietary technology. All testing by CEE or others is subject to strict privacy and confidentiality controls. No outside entity will be invited to evaluate the science underlying the PEER process until such time as the testing is completed.

EMPLOYEES

        International Fuel has five employees.

PROPERTY

             International Fuel maintains its administrative offices at 7777 Bonhomme, Suite 1920, St. Louis, Missouri 63105 under an annual lease of $3,000 per month for approximately 1,500 square feet.

LITIGATION

        There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

DESCRIPTION OF SECURITIES

        The Company has an authorized capitalization of 150,000,000 shares of common stock, $.01 par value per share and no authorized preferred stock. On July 22, 1999, the Company effected a one-for-ten reverse split of its outstanding common stock reducing its outstanding common stock to 14,600,101.

        International Fuel Technology has issued convertible promissory notes aggregating $847,075 expiring November 1, 2001, at which time the notes may be converted into an aggregate of 423,537 shares common stock. The issuance of the 423,537 shares of common stock will increase the outstanding number of shares. The 423,537 shares will be subject to the transferability guidelines set forth in Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission.

MARKET FOR INTERNATIONAL FUEL'S SECURITIES

        International Fuel has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rules 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. International Fuel's common stock is traded on the NASD OTC Bulletin Board under the symbol IFUE. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

        The Company was required to become a reporting company by the close of business on December 15, 1999. International Fuel has effected the merger with Blencathia and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

        The following table represents the average prices for the Company's common stock for the following periods:

                                 High       Low
                  Open Price     Bid        Bid       Closing        Volume

December, 1998      0.6562       0.75       0.625      0.7188        82,500
March, 1999         0.3438       0.3438     0.2969     0.3438        50,400
June, 1999          0.2969       0.2969     0.2656     0.2969     1,521,300
September, 1999     4.125        4.2812     4.0312     4.1562        14,800

MANAGEMENT

  Name                     Age                   Title

 Jonathan R. Burst         41           President, Chief Executive Officer
 William J. Lindenmayer    40           Chief Operating Officer
 Patty Foltz               45           Secretary/Treasurer
 Fred K. Jensen            64           Director
 David B. Norris           51           Director
 Glen T. Slay              39           Director
 Jeffrey C. Slay           28           Director
 Dan Willis                58           Director

             JONATHAN R. BURST has served as President and Chief Executive Officer of International Fuel since July, 1999. In 1998 Mr. Burst founded of Burcor International, St. Louis, Missouri, an insurance brokerage firm, and has served as its President since its inception. From 1992 to 1998, Mr. Burst served as Executive Vice President and Managing Director of mergers and acquisitions at Aon Risk Services, a St. Louis, Missouri, mergers and acquisition risk management consulting company. Mr. Burst received his Bachelor of Arts degree in Economics from the University of Missouri in 1981.

        WILLIAM J. LINDENMAYER has served as Chief Operating Officer of International Fuel since July, 1999. From 1999 to the present, Mr. Lindenmayer has served as Managing Director of Burcor Capital, LLC, a venture capital merger and acquisitions subsidiary of Burcor International, St. Louis, Missouri. From 1997 to 1999, Mr. Lindenmayer served as president of DLW Partners, LLC, St. Louis, Missouri, a video tape distribution company. From 1995 to 1997, Mr. Lindenmayer served as President of WLI William Lindenmayer Group, Inc., St. Louis, Missouri, a financial consulting company. Mr. Lindenmayer received his Bachelor of Science degree from Cornell University in 1982 and his Masters of Business Administration from University of Virginia in 1988.

        PATTY FOLTZ has served as Secretary/Treasurer of International Fuel since its inception. From 1995 to 1998, Ms. Foltz served as Corporate Secretary, Treasurer and Chief Financial Officer of Jake's Crane Rigging & Transport International, Inc., Las Vegas, Nevada, a large equipment rental company. From 1994 to 1995, Ms. Foltz served as Accounting Manager at Jake's Crane Rigging &
Transport International, Inc.   From 1989 to 1997, Ms. Foltz served
as Corporate Secretary, Treasurer and Chief Financial Officer of Jake's Wire Rope, a crane rigging supply sales division of Jake's Crane Rigging & Transport International.

        FRED K. JENSEN has served as a director of International Fuel since April, 1999. Since 1975, Mr. Jensen has served as President of Jensen Oven Co., Inc., Farmington Hills, Michigan, a manufacturer of industrial heating equipment. Since 1978, Mr. Jensen has also served as a consultant to casualty insurance companies regarding cause and origin investigations of fires and explosions in industrial process heating equipment and related equipment. Mr. Jensen received his Bachelor of Science degree in Mechanical Engineering in 1957 from Michigan State University.

        DAVID B. NORRIS has served as a director of International
Fuel since April, 1999. Since 1983, Mr. Norris has been the owner and President of Addicks Services, Inc., Richmond, Texas, a construction company.

        GLEN T. SLAY has served as a director of International Fuel since April, 1999. Since 1983, Mr. Slay has served as Vice President at Slay Industries,, a company specializing in transportation and distribution of goods and commodities via rail, truck and barge with facilities to store, package and reship goods. Mr. Slay received his Bachelor of Economics degree in 1982 from the University of Missouri.

        JEFFREY C. SLAY has served as a director of International Fuel since April, 1999. Since 1995, Mr. Slay has served as Vice President of Slay Transportation, St. Louis, Missouri, a bulk chemical carrier (tank truck). Mr. Slay received his Bachelor of Science degree from University of Missouri in 1994.

        DAN WILLIS has served as a director of International Fuel since April, 1999. Since 1995, Mr. Willis has served as Regional Director for West Texas of National Wide Insurance, Waco, Texas. From 1988 to 1995, Mr. Willis served as Farm Director, KCEN-TV, Waco, Texas and produced several television spots for the station. Mr. Willis is a licensed auctioneer and a Texas Rodeo Hall of Fame inductee. In 1994, Mr. Willis was selected as Farm-Caster of the Year for Texas. Mr. Willis is a member of the Professional Rodeo Cowboys Association.

EXECUTIVE COMPENSATION

        Jonathan R. Burst serves as President and Chief Executive Officer of the Company pursuant to an employment agreement with the Company entered into on July 13, 1999. Mr. Burst receives a base pay of $1,000 per month plus 10,000 shares of the Company's common stock during the initial term for an aggregate of 60,000 shares.
The employment agreement provides that the initial term of office will expire on January 31, 2000 with extensions until July 31, 2000, unless either party elects not to continue the agreement. Mr. Burst receives benefits, including bonus, health insurance, vacation and car allowance on the terms and conditions as are in effect for similarly situated employees of the Company and/or as are determined by the Board of Directors of the Company.

     William J. Lindenmayer serves as Chief Operating Officer of the Company pursuant to an employment agreement with the Company entered into on July 13, 1999. Mr. Lindenmayer receives a base pay of $1,000 per month plus 5,000 shares of the Company's common stock during the initial term for an aggregate of 30,000 shares. The employment agreement provides that the initial term of office will expire on January 31, 2000 with extensions until July 31, 2000 unless either party elects not to continue the agreement. Mr. Lindenmayer receives benefits, including bonus, health insurance, vacation and car allowance on the terms and conditions as are in effect for similarly situated employees of the Company and/or as are determined by the Board of Directors of the Company.

        All directors of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. At present, the Company's Bylaws provide for not less than one nor more than nine directors. Currently, there are five directors of the Company. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RISK FACTORS

        INTERNATIONAL FUEL IS A DEVELOPMENT STAGE COMPANY AND HAS NO
OPERATIONS.   Since inception, International Fuel has been
developing its technology and has not begun operations other than its research and development. The Company is subject to the risks and competition inherent in the establishment of a relatively new business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, reliability and effectiveness of its product, government adopting of PEERdiesel, and general economic conditions. There is no assurance that International Fuel will achieve its expansion and the failure to achieve such goals would have an adverse impact on it.

        INTERNATIONAL FUEL IS CURRENTLY OPERATING AT A LOSS. International Fuel has had no operations and no revenues to date. The Company has utilized the sale of its securities, including an offering of shares pursuant to Rule 504, issuance of promissory notes, and a low-priced rights offering to generate funds to finance its initial operations including development of PEERdiesel. Its ability to develop operations is dependent upon its ability to successfully complete the CARB certification, advertise its products, generate local, state, and federal support for PEERdiesel, including the passage of mandating legislation, and generate international sales of PEERdiesel. International Fuel may need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales of its securities cannot be generated.

        COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. International Fuel may face intense competition from similar, more well-established competitors, including national, regional and local companies possessing substantially greater financial, marketing, personnel and other resources than International Fuel. The Company also faces competition for purchase of its process from developers of alternative power source vehicles such as the electric car and from developers of retrofitting current vehicles for use of lower-particulated fuels. International Fuel may not be able to market or sell its products if faced with direct product competition from these larger or more established companies.

        TRADEMARK PROTECTION AND PROPRIETARY MARKS.   International
Fuel has filed for patent protection for two of its products and has been issued six trademarks and servicemarks including PEERfuels and PEERdiesel. Notwithstanding the pending registration of certain trade names with the United States Trademark Office, there is no assurance that International Fuel will be able to enforce against use of any of its marks. There is also no assurance that International Fuel will be able to prevent competitors from using the same or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation as amended of International Fuel authorizes the issuance of 150,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by International Fuel. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

        CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES. International Fuel's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol IFUE. International Fuel did not file a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to be registered as a reporting company. The Company was required to become a reporting company by the close of business on December 15, 1999. International Fuel has effected the merger with Blencathia and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

        PENNY STOCK REGULATION. The Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market.
The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date.
If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations will be dependent upon the timely delivery of supplies which deliveries and initial refining of fuels may be delayed or canceled because of such Year 2000 problem computer failures. The Company does not know what steps, if any, have been taken by any of its potential suppliers in regard to the Year 2000 problems. It is impossible to predict if the basic utilities serving the Company or suppliers will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

        Successor Issuer Election.

        Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, International Fuel became the successor issuer to Blencathia Acquisition Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to reports under the Act effective November 1, 1999.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        The President and sole director of Blencathia Acquisition Corporation, James M. Cassidy, resigned such offices as a result of the merger with International Fuel. The officers and directors of International Fuel will continue as the officers and directors of the successor issuer.

ITEM 7.     FINANCIAL STATEMENTS

        No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.     CHANGE IN FISCAL YEAR

        The Company has a December 31 year end.

EXHIBITS

1. Agreement and Plan of Merger between Blencathia Acquisition Corporation and International Fuel Technology, Inc.
1.2*    Certificate of Incorporation of International Fuel
        Technology, Inc. and all amendments.
1.3*    By-laws of International Fuel Technology, Inc.
______
* To be filed by amendment

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERNATIONAL FUEL TECHNOLOGY, INC.

                             By /s/ Jonathan Burst
                                    President, Chief
                                    Executive Officer


        Date: November 3, 1999